UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act Of 1934

December 15, 2017

Date of Report (Date of Earliest Event Reported)

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant’s telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)

On December 15, 2017, the Board of Directors of The Procter & Gamble Company (the “Company”) increased the size of the Board from eleven to thirteen Directors and appointed Joseph Jimenez, Chief Executive Officer of Novartis AG, as a Director of the Company, effective March 1, 2018.

The Board also appointed Nelson Peltz, Chief Executive Officer of Trian Fund Management, L.P., as a Director, effective March 1, 2018. The Company has agreed that Mr. Peltz will be included in the Company’s slate of nominees for election to the Board of Directors at the 2018 annual meeting of shareholders.

Committee assignments for Mr. Jimenez and Mr. Peltz will be determined at a later date.

Mr. Jimenez and Mr. Peltz will each receive the same compensation from the Company as the other non-employee members of the Board of Directors. The Company’s Director compensation program is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 1, 2017.

The Company is filing this 8-K pursuant to Item 5.02(d), “Election of Directors.”

ITEM 7.01	REGULATION FD DISCLOSURE

The Company issued a shareholder letter on December 15, 2017, announcing certified Director election results and certain actions taken by the Board of Directors based on shareholder input. A copy of this shareholder letter is furnished as Exhibit 99.1.

The Company also issued two news releases on December 15, 2017, announcing the appointments of Mr. Jimenez and Mr. Peltz. Copies of these news releases are furnished as Exhibits 99.2 and 99.3.

The Company is furnishing the information under this item, including Exhibits 99.1, 99.2, and 99.3, pursuant to Item 7.01, “Regulation FD Disclosure.”

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Shareholder Letter dated December 15, 2017

99.2	Jimenez Announcement News Release dated December 15, 2017

99.3	Peltz Announcement News Release dated December 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Sandra T. Lane
Sandra T. Lane
Assistant Secretary
December 15, 2017

INDEX TO EXHIBIT(S)

Exhibit Number	Description

99.1	Shareholder Letter dated December 15, 2017

99.2	Jimenez Announcement News Release dated December 15, 2017

99.3	Peltz Announcement News Release dated December 15, 2017